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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 26, 1998


                              ESCALON MEDICAL CORP.
                 (Exact Name of Registrant Specified in Charter)


    California                        0-20127                   33-0272839
  (State or Other                 (Commission File           (I.R.S. Employer
  Jurisdiction of                      Number)              Identification No.)
  Incorporation)


351 East Conestoga Road
     Wayne, PA                                                      19087
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (610) 688-6830


                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On June 26, 1998, Escalon Medical Corp. (the "Company") and Ernst & Young LLP, the Company's independent auditors, mutually agreed to terminate their relationship. In connection with its audits for each of the two years in the period ended June 30, 1997 and in the subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. Ernst & Young's report on the Company's financial statements for each of the two years in the period ended June 30, 1997 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles.

      The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company. The Company has requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 29, 1998, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

      Exhibit Number        Description
      --------------        -----------
            16              Letter re: Change in Certifying Accountants.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ESCALON MEDICAL CORP.
                                          (Registrant)


                                     By  /s/ Richard J. DePiano
                                         -------------------------------------
                                          Richard J. DePiano
                                          Chairman and Chief Executive Officer


Dated: June 26, 1998


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